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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  FORM 8-K/A-1


                                 Current Report
                      Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934



                      Date of Report:   February 26, 1997




                             INTERCARGO CORPORATION
               (Exact name of registrant as specified in charter)





         DELAWARE                         0-16748                 36-3414667
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(State or other jurisdiction           (Commission            (I.R.S. Employer
    of incorporation)                  File Number)          Identification No.)





           1450 American Lane, 20th Floor, Schaumburg, Illinois 60173
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (847)  517-2990




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Item 4. Changes in Registrant's Certifying Accountant.


On February 26, 1997, the Board of Directors of Intercargo Corporation (the "Company"), upon the advice of its Audit Committee, elected to not retain KPMG Peat Marwick LLP as its certifying accountant for fiscal year 1997. The decision to change accountants was based upon a cost analysis of services provided. There were no disagreements between management of the Company and the former accountants on any matters of accounting principles or practices, financial statement disclosures, or auditing scopes or procedures during the Company's two most recent fiscal years and any subsequent interim period through the date of the dismissal. The accountant's reports on the financial statements of the Company in the 1995 and 1994 fiscal years were unqualified, not modified as to uncertainty, audit scope or accounting principles, and did not express any adverse opinion or disclaimer of opinion. KPMG issued a letter dated March 28, 1996 to the Board of Directors of the Company describing a material weakness in internal control over a new production system, affecting certain receivable and payable accounts. The Company has requested KPMG Peat Marwick LLP to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 17, 1997 is filed as Exhibit 1 to this Form 8-K/A-1.

In addition, on February 26, 1997, the Audit Committee recommended, and the Board of Directors approved, the appointment of Ernst & Young LLP as the Company's new independent accountants, effective for fiscal 1997, but subject to ratification of the appointment by the stockholders of the Company at the annual meeting of stockholders currently scheduled to be held on May 16, 1997. The selection of Ernst & Young LLP was through a request for proposal process with no consideration requested or made on the application of accounting principles, the type of audit opinion that might be rendered on the financial statements, or any other factor for reaching a decision as to accounting, auditing or financial reporting issues.

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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                INTERCARGO CORPORATION




                                                BY:  /s/   Michael L. Rybak
                                                   -----------------------------
                                                     Michael L. Rybak
                                                     Chief Financial Officer
                                                     and Vice President





Dated:   March 5, 1997